UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 12, 2014 (August 12, 2014)
HOME LOAN SERVICING SOLUTIONS, LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	1-35431	98-0683664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Home Loan Servicing Solutions, Ltd.
c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
George Town, Grand Cayman
KY1-9005
Cayman Islands
Registrant’s telephone number, including area code: (345) 945-3727
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The press release of Home Loan Servicing Solutions, Ltd., dated August 12, 2014, announcing that, on August 12, 2014, the Board of Directors increased the dividend for the months of August and September 2014 by $0.02 to $0.18 per ordinary share.

Item 9.01	Financial Statements and Exhibits.

(a)-(c) Not applicable.

(d) Exhibits:

Exhibit No.

99.1	Text of the press release by Home Loan Servicing Solutions, Ltd. dated August 12, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 12, 2014	HOME LOAN SERVICING SOLUTIONS, LTD.
(Registrant)

	By:	/s/ James E. Lauter
James E. Lauter
Senior Vice President and Chief Financial Officer (On behalf of the Registrant and as its principal financial officer)